UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2022

CERENCE INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39030	83-4177087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Burlington Woods Drive, Suite 301A Burlington, MA	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 362-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRNC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On February 7, 2022, Cerence Inc. (the “Company”) announced its financial results for the fiscal quarter ended December 31, 2021. The press release, including the financial information contained therein, is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Also on February 7, 2022, the Company used a presentation on its call with investors, discussing its financial results for the fiscal quarter ended December 31, 2021, and such earnings release presentation is furnished herewith as Exhibit 99.2. The press release and earnings release presentation include certain non-GAAP financial measures. A description of the non-GAAP measures, the reasons for their use, and GAAP to non-GAAP reconciliations are included in the press release and earnings release presentation.

The information in this Item 2.02 and the exhibits attached hereto are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On February 7, 2022, the Company announced that Mark Gallenberger, Chief Financial Officer of the Company, intends to retire from the Company effective March 11, 2022. Mr. Gallenberger advised the Company that his decision to retire did not involve any disagreement with the Company. In connection with his retirement and to assist with an orderly transition of his responsibilities, the Company and Mr. Gallenberger entered into a transitional assistance and retirement agreement on February 4, 2022, pursuant to which Mr. Gallenberger has agreed to remain with the Company in an advisory role and provide transitional assistance as requested by the Company from March 11, 2022 through November 15, 2022. During this transitional advisory period, Mr. Gallenberger’s restricted stock units that are scheduled to vest on October 1, 2022 and November 15, 2022 (consisting of 32,204 restricted stock units with time-based vesting and 32,203 restricted stock units with performance-based vesting) will be eligible for continued vesting in accordance with their terms. The agreement also contains a reaffirmation of Mr. Gallenberger’s confidentiality obligations to the Company and other restrictive covenants, as well as a general release of claims by Mr. Gallenberger. The Company has commenced a search for a new Chief Financial Officer.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release announcing financial results dated February 7, 2022

99.2	Earnings release presentation dated February 7, 2022

104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cerence Inc.

Date: February 7, 2022	By:	/s/ Stefan Ortmanns
	Name:	Stefan Ortmanns
	Title:	Chief Executive Officer